 Catching the Wave in Natural, Organic and Functional FoodsW. John Short, CEO & PresidentMarcum MicroCap ConferenceNew York - June 1, 2016  Exhibit 99.1

 Disclaimer   This presentation includes forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. While these statements are made to convey to the public the company's progress, business opportunities and growth prospects, readers and listeners are cautioned that such forward-looking statements represent management's opinion. Although management believes that the expectations reflected in our forward-looking statements are based on reasonable assumptions, actual results may differ materially from those described. The company's operations and business prospects are always subject to risk and uncertainties. Important factors that may cause actual results to differ are set forth in the company's filings with the US Securities and Exchange Commission. The company undertakes no obligation to update the results of these forward-looking statements to reflect events or circumstances after today or to reflect the occurrence of unanticipated events. This presentation does not constitute an offer to sell securities including but not limited to within any jurisdiction in which the sale of such securities would be unlawful. This presentation does not constitute a solicitation or offer to sell securities. Such offer and the information set forth herein have not been reviewed, approved or disapproved, nor has the accuracy or adequacy of the information set forth herein been passed upon, by the Securities and Exchange Commission or any state securities administrator. Any representation to the contrary is a criminal offense. An investment in the securities offered by the company is speculative and involves a high degree of risk. Investment in the securities offered hereby is suitable only for persons of substantial financial means who can afford a total loss of their investment. The Company is a reporting company pursuant to the Securities Exchange of 1934, as amended, and makes periodic filings with the Securities and Exchange Commission (“SEC”) at the SEC’s Web site at www.sec.gov. Prospective investors are urged to read these documents and any other relevant documents to be filed by the Company with the SEC when they become available because they contain and will contain important information.  2  Unlocking the Nutritional Value of Rice Bran

RIBT: A Turnkey Provider of Healthy Natural Products

- **We provide a wide array of rice bran based product solutions using our proprietary and patented technologies including:**
  - ***Turnkey packaged finished products***
  - ***Finished product development and formulation***
  - ***Human grade and animal nutrition ingredients***
- **Our primary end markets are:**
  - ***Packaged functional foods and nutricosmetics***
  - ***Natural, organic and functional food ingredients***
  - ***Animal nutrition ingredients***


Rice Bran
White Rice
Rice Germ
Hull

- **Our products are clean label, non-GMO, gluten/soy free, vegetarian/vegan and support a healthy lifestyle**

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  A Tale of Two Segments  4  Unlocking the Nutritional Value of Rice Bran        USA SEGMENT  BRAZIL SEGMENT

Brazil Segment: Operating in an Uncertain Environment

- **Brazil GDP**

2013A	2015A	2016E
+3.0%	-3.8%	-3% to -4%

- ***Financial market collapse like US in 2008-2009***
- ***President impeached***
- ***Worst floods since 1940's rice crop down 30%*** (**Barrons**) ***rice/bran availability down, prices up***



With the country in economic and political turmoil, management has taken action to downsize Irgovel in order to limit future financial exposure

RIBT Board made decision to cap exposure; negotiate with our partner to provide financial support; be prepared to idle plant if necessary

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Unlocking the Nutritional Value of Rice Bran
riceBran technologies
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 6  USA Segment Strategy: Natural, Organic and Functional Foods  Unlocking the Nutritional Value of Rice Bran  Source: NEXT Forecast 2016   Natural, organic and functional foods and beverages grew to $112 Bn representing 15% of total US food consumption based on double digit growth  In the protein segment, sports protein powders -like the ones we produce at Healthy Natural - are the fastest growing segment of that market  Source: Natural Products Insider: May 2016

 USA Segment: Transformation to Healthy Natural Foods  7  Revenues $  Developed Strategic Plan  2013  2014  2015  Up-listed to NASDAQ  Initial Capital Raise  Acquired Healthy Natural  ●  ●  ●  ●  ●  Doubled capacity at Dillon plant  50% capacityincrease at Irgovel  Healthy Naturalcapacitydoubled   ●  ●  ●   Additional Capital Raises  RIBTRIBTW  Unlocking the Nutritional Value of Rice Bran  URMATTExclusive Distribution of Organic Rice Bran  JV to Distribute Other Organic Products   2016

 USA Segment: Converting Feed to Food  8  Product Category  2013  2016E*  Packaged Functional Foods/ Nutricosmetics  0%  58%  Functional Ingredients  22%  10%  Food Ingredient  32%  15%  Animal Feed  46%  17%  USA Segment Revenue  $11.9 Mn  $31 to $33 Mn  Gross Margins  24.5%  31.8%  40%+30%20%10%  Gross Profit %Opportunity  Unlocking the Nutritional Value of Rice Bran  *Annualized based on Q1 2016 actual results

 9  USA Segment: Riding the Wave in Healthy Natural Foods   Q4 2015 Revenues up 15+% over same quarter prior year Q1 2016 Revenues up 53+% over same quarter prior yearApril 2016 hit new all-time monthly sales recordQ2 2016 revenues on track for highest quarter in history  Unlocking the Nutritional Value of Rice Bran  Current and new customers are driving record sales growth

  USA Segment: GP% vs Market Leader GP%  Unlocking the Nutritional Value of Rice Bran  10  10  USA Segment gross profit % is trending higher and is over 8 percentage points higher than a leading brand owner in natural and organic products.  +8.2

USA Segment: Post-Investment Installed Capacity

USA Segment Installed Annual Capacity: $ 102 Million

Healthy Natural	$ 6,000,000 p/mo
Dillon Stage 2 Plant	$ 1,500,000 p/mo
SRB Plants	$ 1,000,000 p/mo
Total USA Segment Monthly Capacity	**$ 8,500,000 p/mo**

Current Capacity Utilization: 31%

Challenge: Increase Sales to Fill Installed Capacity

Record Start so far in 2016!

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 12  USA Segment: Opportunity to Leverage Installed Capacity  Unlocking the Nutritional Value of Rice Bran  *The hypothetical scenarios described above are not intended to be 2016 or future financial guidance. Actual results may differ materially from the numbers in the scenarios described above.                       Hypothetical Annual Revenue Run Rate*  $40 Mn  $50 Mn  $60 Mn        Production capacity utilization impact  39%  49%  59%        Impact on Estimated Gross Profit %  32%  34%  37%        Adjusted EBITDA estimate  $3 - $4 Mn  $5 - $6 Mn  $7 - $9 Mn                       Significant opportunity from converting sales and product development pipeline to new customers

USA Segment: A Strategically Valuable Asset

- **USA Segment installed capacity can support sales of $100+ million in the next few years with current capacity utilization at only 31%**
- **Excellent business positioning with the hottest products in the fastest growing segments of the US food and beverage market:**

  natural, organic and functional foods
- **Gross margins *already* exceed a top natural and organic brand leader by more than 8% and have room to continue to improve**
- **Proprietary/patented products meet all key consumer demands in healthy living categories: non-GMO, gluten/soy free, vegan, etc.**
- **Intellectual property provides significant competitive advantages**
- **Platform can support launch of our own brands**

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Unlocking the Nutritional Value of Rice Bran

riceBran technologies
nutrition by nature

  Brazil Segment: Riding Out the Storm  14  Unlocking the Nutritional Value of Rice Bran        Stabilization operating at 1 mill; derivatives trials complete        USA SEGMENT  BRAZIL SEGMENT            With Brazil segment exposure capped and potentially carrying little or no value in the public market valuation of RIBT, Irgovel has significant upside potential if it can ride out the downturn: 300 MT/day installed processing capacity; human grade stabilized bran, contract manufacturing of patented derivatives; and demand for all of its oil production

How Should RIBT Be Valued?

USA Segment Positioned For and Delivering High Margin Growth

- A $31m to $33m business based on current run rates*
- With $2m to $3m of expected EBITDA*
- Growing at 35+% per annum over the past two quarters
- With the hottest products and highest margins
- In the fastest growing market segment
- With nearly 70% unutilized installed capacity

Recent analyst coverage:

Rating: *Buy*
Target Price: *$3.00*

*Hypothetical scenarios based upon Q1 actual results. These hypothetical results are not intended to constitute future financial guidance, and actual results may differ materially.

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© 2016 RiceBran Technologies
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Unlocking the Nutritional Value of Rice Bran
riceBran technologies
nutrition by nature

RiceBran Technologies is unlocking the nutritional value of rice bran, an underutilized, renewable and sustainable by-product of the global rice milling industry with the potential to help satisfy a significant portion of increasing global demand for edible oil, protein, dietary fiber and other human food ingredients and functional foods.   Unlocking the nutritional value of rice bran  Thank You  16